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                                                                 Exhibit 10.39.1

                                    AMENDMENT

                                       TO

                              RABBI TRUST AGREEMENT

            This Amendment to the Trust Agreement (the "Trust Agreement") between U.S. Trust Company, National Association (the "Trustee") and Conoco Inc. (the "Company") is hereby entered into this 25th day of February, 2002 and shall become effective March 1, 2002.

            WHEREAS, the Trust Agreement may be amended with respect to certain matters pursuant to Section 12;

            NOW, THEREFORE, effective as of the date specified above, the Company and Trustee hereby amend Section 15 of the Trust Agreement by adding the following sentence to the end of the definition of "Change in Control" to read as follows:

      "Notwithstanding any provision to the contrary, neither the transactions contemplated by the Agreement and Plan of Merger dated as of November 18, 2001 to which Phillips Petroleum Company and the Company are parties, nor the approval of such transactions by the shareholders of either Phillips Petroleum Company or the Company, shall constitute a Change of Control for purposes of any provision of this Trust Agreement."

            IN WITNESS WHEREOF, the Company and the Trustee have signed this amendment to the Trust Agreement as of the date first written above.


                                   CONOCO INC.

                                   By: /s/ R. W. Goldman
                                      ------------------------------------------
                                      R. W. Goldman
                                      Senior Vice President, Finance
                                      and Chief Financial Officer


                                   U.S. TRUST COMPANY, NATIONAL ASSOCIATION

                                   By: /s/ Charles E. Wert
                                      ------------------------------------------
                                   Title:  Executive Vice President
                                         ---------------------------------------


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